                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K


                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  June 18, 1997


                        CHANCELLOR BROADCASTING COMPANY
             (Exact name of registrant as specified in its charter)


   DELAWARE                         0-27726                         75-2538487
(State or other                   (Commission                      (IRS Employer
jurisdiction of                  File Number)                     Identification
incorporation)                                                          No.)


                     CHANCELLOR RADIO BROADCASTING COMPANY
             (Exact name of registrant as specified in its charter)

   DELAWARE                       333-80534                         75-2544623
(State or other                  (Commission                      (IRS Employer
jurisdiction of                  File Number)                     Identification
incorporation)                                                           No.)



     12655 NORTH CENTRAL EXPRESSWAY
               SUITE 405
             DALLAS, TEXAS                                               75243
(Address of Principal Executive Offices)                              (Zip Code)


Registrants' telephone number,
  including area code:              (972) 239-6220

ITEM 5.       OTHER EVENTS

              In connection with the offering by Chancellor Radio Broadcasting Company (the "Company") of $200,000,000 aggregate principal amount of its 8-3/4% Senior Subordinated Notes due 2007 referred to in the press release dated June 18, 1997 filed herewith as Exhibit 99.1 and incorporated herein by reference, the Company prepared a final offering memorandum that contained certain pro forma condensed statements of operations for the year ended December 31, 1996 and for the three months ended March 31, 1997, and a pro forma condensed balance sheet as of March 31, 1997. These pro forma condensed financial statements, which were prepared by the Company and therefore do not reflect the convertible preferred stock dividend requirements or other financial information relating to Chancellor Broadcasting Company ("Chancellor"), are set forth below.

     The following unaudited pro forma condensed financial statements (the "Pro Forma Financial Statements") give effect to the Company's completed and pending acquisitions, dispositions, exchanges and financing transactions not previously reflected in the Company's historical financial statements. The Pro Forma Financial Statements and accompanying notes should be read in conjunction with the Company's historical financial statements. The Pro Forma Financial Statements are not necessarily indicative of either future results of operations or the results that might have occurred if the foregoing transactions had been consummated on the indicated dates.

     As used herein: (A) "Completed Chancellor Transactions" means (i) the acquisition by the Company on February 14, 1996 of Trefoil Communications, Inc. and its wholly-owned subsidiary, Shamrock Broadcasting, Inc., for approximately $408.0 million, (the "Shamrock Acquisition"), (ii) the sale by the Company on January 31, 1997 of WWWW-FM and WDFN-AM in Detroit to Evergreen Media Corporation ("Evergreen") for $30.0 million in cash (the "WWWW/WDFN Disposition"), (iii) the acquisition of KIMN-FM and KALC-FM in Denver, Colorado (acquired in exchange for KTBZ-FM in Houston, Texas and cash from Secret Communications, L.P.) (the "Houston/Denver Exchange"), (iv) the disposition of KTBZ-FM in Houston, Texas in connection with the Houston/Denver Exchange, (v) the acquisition by the Company on January 23, 1997 of Colfax Communications for approximately $383.7 million (the "Colfax Acquisition"), (vi) Colfax's prior acquisitions of KOOL-FM and the stations owned by Sundance Broadcasting, Inc.,
(vii) the sale of WMIL-FM and WOKY-AM in Milwaukee (which were acquired as part of the Colfax Acquisition) for $41.3 million in cash (the "Milwaukee Disposition"), (viii) the acquisition by the Company on February 13, 1997 of three FM stations in Orlando, two FM stations and one AM station in West Palm Beach and two FM stations in Jacksonville from OmniAmerica Group for $166.0 million in cash and common stock of Chancellor valued at $15.0 million (the "Omni Acquisition"), (ix) the exchange by the Company on March 28, 1997 of WEAT-FM/AM and WOLL-FM in West Palm Beach for KSTE-FM in Sacramento and $33.0 million in cash (the "West Palm Beach Exchange"), (x) the Company's offer for all outstanding 12 1/2% Notes, which was consummated on June 6, 1997 (the "Debt Tender Offer"), and (xi) the financing of each of the foregoing; (B) "Pending Chancellor Transactions" means (i) the pending exchange by the Company of WAPE-FM and WFYV-FM in Jacksonville and $11.0 million for WBAB-FM, WBLI-FM, WHFM-FM and WGBB-AM in Nassau-Suffolk (Long Island) (the "SFX Exchange"), (ii) the pending acquisition by the Company from Viacom of the subsidiaries of Viacom that own and operate KYSR-FM and KIBB-FM in Los Angeles, WLIT-FM in Chicago and WDRQ-FM in Detroit (the "Chancellor Viacom Acquisition") for approximately $480 million plus working capital, (iii) the pending sale by the Company of WDRQ-FM in Detroit to ABC for $37.0 million in cash (the "ABC/Detroit Disposition"), and (iv) the financing of each of the foregoing;
(C) "Credit Agreement" means the Company's credit agreement entered into in connection with the Colfax Acquisition on January 23, 1997; and (D) "Restated Credit Agreement" means the Company's credit agreement, which is currently subject to negotiation with various lenders, proceeds of which will be used to refinance the Credit Agreement and in part, to complete the Chancellor Viacom Acquisition.

     The pro forma condensed statement of operations for the year ended December 31, 1996 and the three month period ended March 31, 1997 give effect to the consummation of the Completed Chancellor Transactions and the Pending Chancellor Transactions as if each such transaction had occurred on January 1, 1996. The pro forma condensed balance sheet at March 31, 1997 has been prepared as if any such transaction not yet consummated on that date had occurred on that date.

     The acquisitions referred to above were or will be accounted for using the purchase method of accounting with the total cost of the acquisitions and exchanges allocated to the tangible and intangible assets and liabilities acquired based upon their respective fair values. The allocation of the aggregate purchase prices reflected in the Pro Forma Financial Statements is preliminary. The final allocation of the purchase prices is contingent upon the receipt of final appraisals of the acquired assets and analysis of liabilities assumed; however, such allocations are not expected to differ materially from the preliminary amounts.

     THE PRO FORMA FINANCIAL STATEMENTS DO NOT GIVE EFFECT TO THE PENDING MERGER OF THE COMPANY WITH EVERGREEN AND ITS SUBSIDIARIES, CERTAIN ACQUISITIONS AND DISPOSITIONS BY EVERGREEN OR THE FINANCING THEREOF. EVERGREEN IS SUBJECT TO THE REPORTING REQUIREMENTS OF THE EXCHANGE ACT, AND ACCORDINGLY IS REQUIRED TO FILE PERIODIC AND OTHER REPORTS WITH THE SECURITIES AND EXCHANGE COMMISSION.

                     CHANCELLOR RADIO BROADCASTING COMPANY

                  UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                              AS OF MARCH 31, 1997
                             (DOLLARS IN THOUSANDS)

                                                        PRO FORMA                                                 PRO FORMA AS
                                                     ADJUSTMENTS FOR       AS ADJUSTED                          ADJUSTED FOR THE
                                                         THE DEBT            FOR THE           PRO FORMA          DEBT TENDER
                                           THE         TENDER OFFER        DEBT TENDER      ADJUSTMENTS FOR    OFFER, THE PENDING
                                         COMPANY         AND THE              OFFER           THE PENDING       TRANSACTIONS AND
                                        HISTORICAL     OFFERING(1)       AND THE OFFERING   TRANSACTIONS(2)       THE OFFERING
                                        ----------   ----------------    ----------------   ---------------    ------------------
ASSETS:
Current assets........................  $   61,279             --           $   61,279         $  11,412(a)        $   72,691
Property and equipment, net...........      68,180             --               68,180             6,030(a)            74,210
Intangible assets, net................     978,094             --              978,094           461,290(a)         1,439,384
Other assets..........................      68,170         (1,550)(a)           72,620           (53,750)(a)           19,643
                                                            6,000(b)                                 773(b)
                                        ----------       --------           ----------         ---------           ----------
Total assets..........................  $1,175,723       $  4,450           $1,180,173         $ 425,755           $1,605,928
                                        ==========       ========           ==========         =========           ==========
LIABILITIES AND STOCKHOLDER'S EQUITY:
Current portion of long-term debt.....  $   12,500             --           $   12,500         $ (12,500)(c)       $       --
Other current liabilities.............      23,693             --               23,693             4,185(a)            27,878
                                        ----------       --------           ----------         ---------           ----------
         Total current liabilities....      36,193             --               36,193            (8,315)              27,878
Long-term debt, excluding current
  portion.............................     524,121        200,000(b)           540,254           252,497(a)           808,751
                                                         (194,000)(b)                              3,500(b)
                                                          (60,000)(c)                             12,500(c)
                                                           70,133(c)
Deferred tax liabilities..............         373           (620)(a)           (4,300)           (1,091)(b)           (5,391)
                                                           (4,053)(c)
Other liabilities.....................         786             --                  786                --                  786
                                        ----------       --------           ----------         ---------           ----------
         Total liabilities............     561,473         11,460              572,933           259,091              832,024
Redeemable preferred stock............     307,174             --              307,174                --              307,174
Stockholder's equity:
Common Stock..........................           1             --                    1                --                    1
Additional paid-in capital............     332,901             --              332,901           168,300(a)           501,201
Accumulated deficit...................     (25,826)          (930)(a)          (32,836)           (1,636)(b)          (34,472)
                                                           (6,080)(c)
                                        ----------       --------           ----------         ---------           ----------
         Total stockholder's equity...     307,076         (7,010)             300,066           166,664              466,730
                                        ----------       --------           ----------         ---------           ----------
Total liabilities and stockholder's
  equity..............................  $1,175,723       $  4,450           $1,180,173         $ 425,755           $1,605,928
                                        ==========       ========           ==========         =========           ==========

            See accompanying Notes to Pro Forma Financial Statements

                     CHANCELLOR RADIO BROADCASTING COMPANY

             UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1996
                             (DOLLARS IN THOUSANDS)

                                                                                                                   AS ADJUSTED
                                               NET PRO FORMA                                                         FOR THE
                                                ADJUSTMENTS     AS ADJUSTED                                         COMPLETED
                                                  FOR THE         FOR THE                                         TRANSACTIONS,
                                                 COMPLETED       COMPLETED        PENDING         PRO FORMA       THE OFFERING
                                    THE        TRANSACTIONS     TRANSACTIONS    CHANCELLOR     ADJUSTMENTS FOR       AND THE
                                  COMPANY         AND THE         AND THE      TRANSACTIONS      THE PENDING         PENDING
                                 HISTORICAL     OFFERING(3)       OFFERING     HISTORICAL(4)    TRANSACTIONS      TRANSACTIONS
                                 ----------   ---------------   ------------   -------------   ---------------    -------------
CONSOLIDATED STATEMENT OF
  OPERATIONS DATA:
Gross Revenues.................   $203,188       $ 73,271         $276,459        $57,789         $ (1,963)(5)      $332,285
Less: Agency Commissions.......    (24,787)       (10,233)         (35,020)        (9,152)              --           (44,172)
                                  --------       --------         --------        -------         --------          --------
Net Revenues...................    178,401         63,038          241,439         48,637           (1,963)          288,113
Station operating expenses
  excluding depreciation and
  amortization.................    111,210         40,633          151,843         24,562           (4,000)(5)       172,405
Depreciation and
  amortization.................     20,877         14,555           35,432          6,427            5,803(6)         47,662

Corporate general and
  administrative expenses......      4,845            509            5,354          2,347           (1,807)(7)         5,894
Merger expense.................
Stock option compensation......      3,800             --            3,800             --               --             3,800
                                  --------       --------         --------        -------         --------          --------
Operating income (loss)........     37,669          7,341           45,010         15,301           (1,959)           58,352
Interest expense...............     35,704         12,165           47,869          6,374           16,857(8)         71,100

Other (income) expense.........         68           (216)            (148)            --               --              (148)
                                  --------       --------         --------        -------         --------          --------
Income (loss) before income
  taxes........................      1,897         (4,608)          (2,711)         8,927          (18,816)          (12,600)
Income tax expense (benefit)...      4,612         (1,696)           2,916          4,422           (8,378)(9)        (1,040)
                                  --------       --------         --------        -------         --------          --------
Net income (loss) before
  extraordinary loss...........     (2,715)        (2,912)          (5,627)         4,505          (10,438)          (11,560)
Preferred stock dividends and
  accretion....................     11,557         26,843           38,400             --               --            38,400
                                  --------       --------         --------        -------         --------          --------
Net income (loss) attributable
  to common stock..............   $(14,272)      $(29,755)        $(44,027)       $ 4,505         $(10,438)         $(49,960)
                                  ========       ========         ========        =======         ========          ========

OTHER FINANCIAL DATA:
Broadcast Cash Flow............   $ 67,191       $ 22,405         $ 89,596        $24,075         $  2,037          $115,708
                                  ========       ========         ========        =======         ========          ========

          See accompanying Notes to the Pro Forma Financial Statements

                     CHANCELLOR RADIO BROADCASTING COMPANY

             UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                   FOR THE THREE MONTHS ENDED MARCH 31, 1997
                             (DOLLARS IN THOUSANDS)

                                                                                                                 AS ADJUSTED
                                              NET PRO FORMA                                                        FOR THE
                                               ADJUSTMENTS    AS ADJUSTED                                         COMPLETED
                                                 FOR THE        FOR THE                                         TRANSACTIONS,
                                                COMPLETED      COMPLETED        PENDING         PRO FORMA       THE OFFERING
                                    THE       TRANSACTIONS    TRANSACTIONS    CHANCELLOR     ADJUSTMENTS FOR       AND THE
                                  COMPANY        AND THE        AND THE      TRANSACTIONS      THE PENDING         PENDING
                                 HISTORICAL    OFFERING(3)      OFFERING     HISTORICAL(4)    TRANSACTIONS      TRANSACTIONS
                                 ----------   -------------   ------------   -------------   ---------------    -------------
CONSOLIDATED STATEMENT OF
  OPERATIONS DATA:
Gross Revenues.................   $ 63,477       $2,355         $ 65,832        $11,867          $(1,070)(5)      $ 76,629
Less: Agency Commissions.......     (7,623)        (384)          (8,007)        (1,960)              --            (9,967)
                                  --------       ------         --------        -------          -------          --------
Net Revenues...................     55,854        1,971           57,825          9,907           (1,070)           66,662
Station operating expenses
  excluding depreciation and
  amortization.................     38,187          641           38,828          5,111           (1,541)(5)        42,398
Depreciation and
  amortization.................      8,109          753            8,862          1,078            1,526(6)         11,466
Corporate general and
  administrative expenses......      1,712           --            1,712            239             (176)(7)         1,775
Merger expense.................      2,056           --            2,056             --               --             2,056
Stock option compensation......        950           --              950             --               --               950
                                  --------       ------         --------        -------          -------          --------
Operating income (loss)........      4,840          577            5,417          3,479             (879)            8,017
Interest (income) expense......     11,420          497           11,917          1,594            4,214(8)         17,725

Other (income) expense.........     (1,632)          --           (1,632)            --               --            (1,632)
                                  --------       ------         --------        -------          -------          --------
Income (loss) before income
  taxes........................     (4,948)          80           (4,868)         1,885           (5,093)           (8,076)
Income tax expense (benefit)...       (400)        (547)            (947)           788           (2,071)(9)        (2,230)
                                  --------       ------         --------        -------          -------          --------
Net income (loss) before
  extraordinary loss...........     (4,548)         627           (3,921)         1,097           (3,022)           (5,846)
Preferred stock dividends and
  accretion....................      8,135        1,504            9,639             --               --             9,639
                                  --------       ------         --------        -------          -------          --------
Net income (loss) attributable
  to common stock..............   $(12,683)      $ (877)        $(13,560)       $ 1,097          $(3,022)         $(15,485)
                                  ========       ======         ========        =======          =======          ========
OTHER FINANCIAL DATA:
Broadcast Cash Flow............   $ 17,667       $1,330         $ 18,997        $ 4,796          $   471          $ 24,264
                                  ========       ======         ========        =======          =======          ========

          See accompanying Notes to the Pro Forma Financial Statements

                    NOTES TO PRO FORMA FINANCIAL STATEMENTS
                             (DOLLARS IN THOUSANDS)

(1) PRO FORMA BALANCE SHEET -- COMPLETED TRANSACTIONS

(a) Reflects an extraordinary charge of $930 (net of a tax benefit of $620) to write off the unamortized balance of deferred loan fees of $1,550 related to the Company's 12 1/2% Senior Subordinated Notes, which were redeemed in connection with the Debt Tender Offer.

(b) Reflects the estimated proceeds of $194,000 from the issuance of $200,000 of 8 3/4% Senior Subordinated Notes (the "Offering") net of deferred loan fees of $6,000. The net proceeds will be used to reduce bank borrowings under the Credit Agreement.

(c) Reflects an extraordinary charge of $6,080 for early call premiums and fees of $10,133 (less a tax benefit of $4,053) incurred in connection with the redemption of the Company's 12 1/2% Senior Subordinated Notes ($60,000 principal amount). The redemption was financed through additional borrowings of $70,133 under the Company's Credit Agreement.

(2) PRO FORMA BALANCE SHEET -- PENDING TRANSACTIONS

(a)  Reflects the Pending Transactions as follows:

                                          PURCHASE/             PROPERTY AND    ASSETS                                   DECREASE
                PENDING                    (SALES)    CURRENT    EQUIPMENT,    HELD FOR     INTANGIBLE       CURRENT     IN OTHER
              TRANSACTIONS                  PRICE     ASSETS        NET          SALE      ASSETS, NET     LIABILITIES    ASSETS
              ------------                ---------   -------   ------------   --------   --------------   -----------   --------
WBAB-FM, WBLI-FM, WBGG-AM, WHFM-FM(i)...  $ 11,000    $    --      $1,494      $     --      $  9,506        $    --     $    --
Chancellor Viacom Acquisition(ii).......   500,547     11,412       4,536        37,000       451,784         (4,185)     53,750
WDRQ-FM(iii)............................   (37,000)        --          --       (37,000)           --             --          --
                                          --------    -------      ------      --------      --------        -------     -------
        Total...........................  $474,547    $11,412      $6,030      $     --      $461,290        $(4,185)    $53,750
                                          ========    =======      ======      ========      ========        =======     =======

                                            INCREASE      INCREASE IN
                                          (DECREASE) IN   ADDITIONAL
                PENDING                     LONG-TERM       PAID-IN
              TRANSACTIONS                    DEBT          CAPITAL
              ------------                -------------   -----------
WBAB-FM, WBLI-FM, WBGG-AM, WHFM-FM(i)...    $ 11,000       $     --
Chancellor Viacom Acquisition(ii).......     278,497        168,300
WDRQ-FM(iii)............................     (37,000)            --
                                            --------       --------
        Total...........................    $252,497       $168,300
                                            ========       ========

        (i) On July 1, 1996, the Company entered into an agreement to exchange WAPE-FM and WFYV-FM in Jacksonville, Florida (which were acquired as part of the Omni Acquisition on February 13, 1997, see 3(d) below), and $11,000 in cash for WBAB-FM, WBLI-FM, WGBB-AM, and WHFM-FM in Long Island. The amounts allocated to net property and equipment and net intangible assets are based upon preliminary appraisals of the assets to be acquired.

        (ii) On February 19, 1997, the Company and Evergreen entered into the Viacom Joint Purchase Agreement whereby in the event the Viacom Acquisition occurs prior to the consummation of the Merger, the Company will be required to purchase 4 of the 10 Viacom stations in the Chancellor Viacom Acquisition for $480,000 plus working capital ($7,547 at March 31, 1997) and estimated acquisition costs of $13,000 for an aggregate purchase price of $500,547. The stations to be acquired by the Company include KYSR-FM and KIBB-FM in Los Angeles, WLIT-FM in Chicago and WDRQ-FM in Detroit. The assets of WDRQ-FM are classified as assets held for sale in connection with the purchase price allocation of the Chancellor Viacom Acquisition (see (iii) below). The Chancellor Viacom Acquisition will be financed through (i) additional bank borrowings of $278,497 under the Restated Credit Agreement (see
              (b) below); (ii) escrow funds of $53,750 paid by the Company on February 19, 1997 and classified as other assets at March 31, 1997, and (iii) the net proceeds of $168,300 from the Chancellor Interim Financing which will be contributed to the Company by Chancellor. Chancellor will ultimately be dependent upon dividends or other funds from the Company to meet this obligation including the payment of interest. The Company has assumed that historical balances of net property and equipment approximate fair value for the preliminary allocation of the purchase price and are based primarily on information provided by management of Viacom.

        (iii) On April 11, 1997, the Company entered into an agreement to sell WDRQ-FM in Detroit (to be acquired as part of the Chancellor Viacom Acquisition) for $37,000 in cash. The assets of WDRQ-FM are classified as assets held for sale in connection with the purchase price allocation of the Chancellor Viacom Acquisition and no gain or loss will be recognized in connection with the sale.

(b) Reflects (i) the adjustment to write off the unamortized balance of deferred loan fees of $1,636 (net of a tax benefit of $1,091) at March 31, 1997 related to the Credit Agreement as an extraordinary item and (ii) the adjustment to record estimated new loan fees of $3,500 to be incurred in connection with the Company's Restated Credit Agreement and financed through additional bank borrowings under such agreement. The refinancing of the Credit Agreement was financed through borrowings under the Restated Credit Agreement.

(c) In connection with the Chancellor Viacom Acquisition, the Company will refinance the Credit Agreement with the Restated Credit Agreement. The Restated Credit Agreement is expected to provide for a $400,000 term loan facility and a $350,000 revolving loan facility. Reflects the $12,500 adjustment to decrease current maturities of long-term debt under the Restated Credit Agreement to $0.

ADJUSTMENTS TO HISTORICAL CONDENSED STATEMENT OF OPERATIONS RELATED TO THE COMPLETED CHANCELLOR TRANSACTIONS

(3) The Completed Chancellor Transactions historical condensed statement of operations for the year ended December 31, 1996 and the three month period ended March 31, 1997 and pro forma adjustments related to the Completed Chancellor Transactions are summarized below:

                                                                             ACQUISITIONS
                                    -----------------------------------------------------------------------------------------------

                                                    KIMN-FM/                     KOOL-FM                                  KSTE-FM
                                     SHAMROCK       KALC-FM         COLFAX      HISTORICAL    SUNDANCE        OMNI       HISTORICAL
COMPLETED CHANCELLOR TRANSACTIONS   HISTORICAL     HISTORICAL     HISTORICAL       1/1-      HISTORICAL    HISTORICAL       1/1-
YEAR ENDED DECEMBER 31, 1996(a)     1/1-2/14(b)   1/1-12/31(c)   1/1-12/31(d)    3/31(d)     1/1-9/12(d)   1/1-6/30(e)    7/31(f)
---------------------------------   -----------   ------------   ------------   ----------   -----------   -----------   ----------
Gross revenues.....................   $ 9,698        $2,010        $51,745         $1,665      $13,844       $8,710         $1,411
Less: agency commissions...........    (1,234)         (259)        (6,626)          (234)      (1,740)      (1,211)          (149)
                                      -------        ------        -------         -------     -------       ------         ------
Net revenues.......................     8,464         1,751         45,119          1,431       12,104        7,499          1,262
Station operating expenses
  excluding depreciation and
  amortization.....................     7,762         1,523         28,584            852        7,678        4,985          1,244
Depreciation and amortization......       595           511          4,494            229        1,242        1,458            375
Corporate general and
  administrative expenses..........     2,215            --             --             --           --           --             --
                                      -------        ------        -------         -------     -------       ------         ------
Operating income (loss)............    (2,108)         (283)        12,041            350        3,184        1,056           (357)
Interest expense...................     1,380            --          4,369            299           --           --             --
Other (income) expense.............        49           312           (179)            --           25         (404)            --
                                      -------        ------        -------         -------     -------       ------         ------
Income (loss) before income
  taxes............................    (3,537)         (595)         7,851             51        3,159        1,460           (357)
Income tax expense (benefit).......        --            --             --             --           --           --             --
                                      -------        ------        -------         -------     -------       ------         ------
Net income (loss) before
  extraordinary loss...............    (3,537)         (595)         7,851             51        3,159        1,460           (357)
Preferred stock dividends and
  accretion........................        --            --             --             --           --           --             --
                                      -------        ------        -------         -------     -------       ------         ------
Net income (loss) attributable to
  common stock.....................   $(3,537)       $ (595)       $ 7,851         $   51      $ 3,159       $1,460         $ (357)
                                      =======        ======        =======         =======     =======       ======         ======
OTHER FINANCIAL DATA:
Broadcast Cash Flow................   $   702        $  228        $16,535         $  579      $ 4,426       $2,514         $   18

                                                   DISPOSITIONS
                                     ----------------------------------------                         NET
                                                                   WMIL-FM/      PRO FORMA         PRO FORMA
                                      WWWW-FM/       KTBZ-FM       WOKY-AM      ADJUSTMENTS       ADJUSTMENTS
                                       WDFN-AM     HISTORICAL     HISTORICAL      FOR THE           FOR THE
COMPLETED CHANCELLOR TRANSACTIONS    HISTORICAL       1/1-           1/1-        COMPLETED         COMPLETED
YEAR ENDED DECEMBER 31, 1996(a)      1/1-2/14(g)     2/14(c)       12/31(h)     TRANSACTIONS     TRANSACTIONS
---------------------------------    -----------   -----------   ------------   ------------     -------------
Gross revenues.....................      $(839)      $  (399)      $(9,552)       $ (5,022)(i)     $ 73,271
Less: agency commissions...........        102            48         1,070              --          (10,233)
                                         -----       -------       -------        --------         --------
Net revenues.......................       (737)         (351)       (8,482)         (5,022)          63,038
Station operating expenses
  excluding depreciation and
  amortization.....................       (815)         (521)       (4,896)         (5,763)(i)       40,633
Depreciation and amortization......        (45)          (42)         (539)          7,831(j)        14,555
                                                                                    (1,554)(k)
Corporate general and
  administrative expenses..........         --            --            --          (1,706)(l)          509
                                         -----       -------       -------        --------         --------
Operating income (loss)............        123           212        (3,047)         (3,830)           7,341
Interest expense...................         --            --            --           6,117(m)        12,165
Other (income) expense.............         --            --           (19)             --             (216)
                                         -----       -------       -------        --------         --------
Income (loss) before income
  taxes............................        123           212        (3,028)         (9,947)          (4,608)
Income tax expense (benefit).......         --            --            --          (1,696)(n)       (1,696)
                                         -----       -------       -------        --------         --------
Net income (loss) before
  extraordinary loss...............        123           212        (3,028)         (8,251)          (2,912)
Preferred stock dividends and
  accretion........................         --            --            --          26,843(o)        26,843
                                         -----       -------       -------        --------         --------
Net income (loss) attributable to
  common stock.....................      $ 123       $   212       $(3,028)       $(35,094)        $(29,755)
                                         =====       =======       =======        ========         ========
OTHER FINANCIAL DATA:
Broadcast Cash Flow................      $  78       $   170       $(3,586)       $    741         $ 22,405

                                                                                  NET
                                                                               PRO FORMA
                                                            ADJUSTMENTS       ADJUSTMENTS
                                             COLFAX           FOR THE           FOR THE
   COMPLETED CHANCELLOR TRANSACTIONS       HISTORICAL        COMPLETED         COMPLETED
  THREE MONTHS ENDED MARCH 31, 1997(a)    1/1 - 1/23(d)     TRANSACTIONS      TRANSACTIONS
  ------------------------------------   ---------------    ------------      ------------
Gross revenues..........................     $3,183            $  (828)(i)       $2,355
Less: agency commissions................       (384)                --             (384)
                                             ------            -------           ------
Net revenues............................      2,799               (828)           1,971
Station operating expenses excluding
  depreciation and amortization.........      1,872             (1,231)(i)          641
Depreciation and amortization...........         --                835(j)           753
                                                                   (82)(k)
                                             ------            -------           ------
Operating income (loss).................        927               (350)             577
Interest (income) expense...............         --                497(m)           497
                                             ------            -------           ------
Income (loss) before income taxes.......        927               (847)              80
Income tax expense (benefit)............         --               (547)(n)         (547)
                                             ------            -------           ------
Net income (loss) before extraordinary
  loss..................................        927               (300)             627
Preferred stock dividends and
  accretion.............................         --              1,504(o)         1,504
                                             ------            -------           ------
Net income (loss) attributable to common
  stock.................................     $  927            $(1,804)          $ (877)
                                             ======            =======           ======
OTHER FINANCIAL DATA:
Broadcast Cash Flow.....................     $  927            $   403           $1,330
                                             ======            =======           ======

---------------

(a) On November 22, 1996, the Company acquired WKYN-AM in Cincinnati for $1,400 in cash. The Company had been previously operating WKYN-AM under a time brokerage agreement since January 1, 1996. Therefore, the Company's historical results of operations for the year ended December 31, 1996 and the three months ended March 31, 1997 include the results of operations of WKYN-AM.

(b) On February 14, 1996, the Company acquired Shamrock Broadcasting, Inc., a radio broadcasting company with 19 radio stations (11 FM and 8 AM) located in 10 markets (Los Angeles, New York, San Francisco, Houston, Atlanta, Detroit, Denver, Minneapolis-St. Paul, Phoenix and Pittsburgh). The total purchase price, including acquisition costs, allocated to net assets acquired was approximately $408,000.

(c) On July 31, 1996, the Company exchanged KTBZ-FM in Houston (which was acquired on February 14, 1996 as part of the Shamrock Acquisition) and $5,600 in cash for KIMN-FM and KALC-FM in Denver. The Company had previously entered into a time brokerage agreement to sell substantially all of the broadcast time of KTBZ-FM effective February 14, 1996. In addition, the Company had been previously operating KIMN-FM and KALC-FM under a time brokerage agreement since April 1, 1996.

(d) On January 23, 1997, the Company acquired Colfax Communications, a radio broadcasting company, with 12 radio stations (8 FM and 4 AM) located in 4 markets (Minneapolis-St. Paul, Phoenix, Washington, D.C. and Milwaukee markets). The total purchase price, including acquisition costs, allocated to net assets acquired was approximately $383,700. The Colfax Acquisition was financed through (i) a private placement by the Company of $200,000 of 12% Preferred Stock for net proceeds of $191,817; (ii) a private placement by Chancellor of $110,000 of 7% Convertible Preferred Stock for net proceeds of $105,546; (iii) additional bank borrowings under the Company's Credit Agreement of $65,937 and (iv) $20,400 in escrow funds. The historical financial data of Colfax for the year ended December 31, 1996 excludes the combined net income of approximately $224 for KLTB-FM, KARO-FM and KIDO-AM in Boise, Idaho which the Company did not acquire as part of the Colfax Acquisition. The Colfax historical condensed statement of operations for the year ended December 31, 1996, does not include the results of operations of the following: (i) KOOL-FM for the period January 1, 1996 to March 31, 1996 and (ii) WMIL-FM and WOKY-AM in Milwaukee and KZON-FM, KISO-AM, KYOT-FM and KOY-AM in Phoenix which were owned and operated by Sundance Broadcasting, Inc. ("Sundance") for the period January 1, 1996 to September 12, 1996. On March 31, 1997, the Company sold WMIL-FM and WOKY-AM in Milwaukee for $41,253 in cash. The assets of WMIL-FM and WOKY-AM are classified as assets held for sale in connection with the purchase price allocation of the Colfax Acquisition. Accordingly, WMIL-FM and WOKY-AM net income of approximately $41 for the period January 23, 1997 through March 31, 1997 has been excluded from the Colfax historical condensed statement of operations for the three months ended March 31, 1997.

(e) On February 13, 1997, the Company acquired substantially all of the assets and assumed certain liabilities of the OmniAmerica Group including 8 radio stations (7 FM and 1 AM) located in 3 markets (Orlando, West Palm Beach and Jacksonville). The total purchase price, including acquisition costs, allocated to net assets acquired was approximately $181,046. The Omni Acquisition was financed through (i) additional bank borrowings under the Credit Agreement of $166,046 and (ii) the issuance of 555,556 shares of the Chancellor Class A Common Stock valued at $15,000 or $27.00 per share which was contributed to the Company by Chancellor. Prior to the consummation of the Omni Acquisition, the Company had entered into an agreement to operate the stations under a time brokerage agreement effective July 1, 1996. Additionally, prior to consummation of the West Palm Beach Exchange (see (f) below) on March 28, 1997 and the SFX Exchange (see note 4(a)), the Company entered into time brokerage agreements to sell substantially all of the broadcast time of WEAT-FM/AM and WOLL-FM in West Palm Beach and WAPE-FM and WFYV-FM in Jacksonville effective July 1, 1996. The historical financial data of Omni for the period January 1, 1996 to June 30, 1996 represents the results of operations for the Orlando stations (WOMX-FM, WXXL-FM and WJHM-FM). The results of operations for WEAT-FM/AM and WOLL-FM in West Palm Beach and WAPE-FM and WFYV-FM in Jacksonville are not included as the acquisition and disposition of these stations is deemed to have occurred on January 1, 1996.

(f) On March 28, 1997, the Company exchanged, in the West Palm Beach Exchange, WEAT-FM/AM and WOLL-FM in West Palm Beach, Florida, which were acquired as part of the Omni Acquisition, for KSTE-FM in Sacramento and $33,000 in cash. The Company had previously been operating KSTE-FM under a time brokerage agreement since August 1, 1996.

(g) On January 31, 1997, the Company sold, in the WWWW/WDFN Disposition, WWWW-FM and WDFN-AM in Detroit, which were acquired on February 14, 1996 as part of the Shamrock Acquisition, to Evergreen for $30,000 in cash. Prior to the completion of the sale, the Company had entered into a joint sales agreement effective February 14, 1996 and a time brokerage agreement effective April 1, 1996 to sell substantially all of the broadcast time of WWWW-FM and WDFN-AM to Evergreen pending the completion of the sale.

(h) On March 31, 1997, the Company sold, in the Milwaukee Disposition, WMIL-FM and WOKY-AM in Milwaukee, which were acquired as part of the Colfax Acquisition on January 23, 1997, for $41,253 in cash.

(i) Reflects the elimination of time brokerage agreement fees received and paid by the Company as follows:

        COMPLETED CHANCELLOR TRANSACTIONS
           YEAR ENDED DECEMBER 31, 1996             MARKET         PERIOD    REVENUE   EXPENSE
        ---------------------------------       ---------------  ----------  -------   -------
    WWWW-FM/WDFN-AM...........................      Detroit      2/14-12/31  $(2,937)  $  (598)
    KTBZ-FM...................................      Houston      2/14-7/31    (1,113)     (265)
    WOMX-FM, WXXL-FM, WJHM-FM.................      Orlando      7/1-12/31        --    (3,900)
    WEAT-FM/AM, WOLL-FM.......................  West Palm Beach  7/1-12/31      (972)   (1,000)
                                                                             -------   -------
    Total adjustment for decrease in gross revenues and expenses...........  $(5,022)  $(5,763)
                                                                             =======   =======

          COMPLETED CHANCELLOR TRANSACTIONS
          THREE MONTHS ENDED MARCH 31, 1997            MARKET        PERIOD   REVENUE   EXPENSE
          ---------------------------------        ---------------  --------  -------   -------
    WWWW-FM/WDFN-AM..............................      Detroit      1/1-1/31   $(235)   $   (16)
    WOMX-FM, WXXL-FM, WJHM-FM....................      Orlando      1/1-2/13      --       (911)
    WEAT-FM/AM, WOLL-FM..........................  West Palm Beach  1/1-3/28    (593)      (304)
                                                                               -----    -------
    Total adjustment for decrease in gross revenues and expenses............   $(828)   $(1,231)
                                                                               =====    =======

     Gross revenues of the Completed Chancellor Transactions exclude any time brokerage agreement payments received from the Company.

(j) Reflects incremental amortization related to the Completed Chancellor Transactions and is based on the following allocation to intangible assets:

                                          INCREMENTAL                                  HISTORICAL    ADJUSTMENT
     COMPLETED CHANCELLOR TRANSACTIONS    AMORTIZATION   INTANGIBLE    AMORTIZATION   AMORTIZATION    FOR NET
        YEAR ENDED DECEMBER 31, 1996         PERIOD      ASSETS, NET    EXPENSE(i)      EXPENSE       INCREASE
     ---------------------------------    ------------   -----------   ------------   ------------   ----------
    Shamrock............................    1/1-2/14      $361,425       $ 1,104         $  393        $  711
    KIMN-FM/KALC-FM.....................    1/1-3/31         8,285            52            341          (289)
    Omni................................   1/1-12/31       171,837         4,296            161         4,135
    Colfax..............................   1/1-12/31       317,894         7,947          3,861         4,086
    KSTE-FM.............................   1/1-12/31       (32,475)         (812)            --          (812)
                                                          --------       -------         ------        ------
    Total.............................................    $826,966       $12,587         $4,756        $7,831
                                                          ========       =======         ======        ======

                                          INCREMENTAL                                  HISTORICAL    ADJUSTMENT
     COMPLETED CHANCELLOR TRANSACTIONS    AMORTIZATION   INTANGIBLE    AMORTIZATION   AMORTIZATION    FOR NET
     THREE MONTHS ENDED MARCH 31, 1997       PERIOD      ASSETS, NET    EXPENSE(i)      EXPENSE       INCREASE
     ---------------------------------    ------------   -----------   ------------   ------------   ----------
    Omni................................    1/1-2/13      $171,837        $ 525          $   --        $ 525
    Colfax..............................    1/1-1/23       317,894          508              --          508
    KSTE-FM.............................    1/1-3/28       (32,475)        (198)             --         (198)
                                                          --------        -----          ------        -----
    Total...............................                  $457,256        $ 835          $   --        $ 835
                                                          ========        =====          ======        =====

---------------

(i) Intangible assets are amortized on a straight-line basis over an estimated average 40 year life by the Company.

    Historical depreciation expense of the Completed Chancellor Transactions is assumed to approximate depreciation expense on a pro forma basis. Actual depreciation and amortization may differ based upon final purchase price allocations.

(k) Reflects the elimination of disposed stations' historical depreciation and amortization expense of $1,554 for the year ended December 31, 1996 (KTBZ-FM of $642 and WWWW-FM/WDFN-AM of $912 for the period of February 14, 1996 to December 31, 1996) and $82 for the three months ended March 31, 1997 (WWWW-FM/WDFN-AM for the period of January 1, 1997 to January 31, 1997) recognized by the Company during the time brokerage agreement holding period.

(l) Reflects the elimination of estimated duplicate corporate expenses of $1,706 for the year ended December 31, 1996 related to the Completed Chancellor Transactions.

(m) Reflects the adjustment to interest expense in connection with the consummation of the Completed Chancellor Transactions, the February 1996 and August 1996 equity offerings of Chancellor, the issuance of the Company's 12 1/4% Preferred Stock, the refinancing of the Company's former credit agreement on January 23, 1997 and the Offering:

                                                                              THREE MONTHS
                                                           YEAR ENDED            ENDED
                                                        DECEMBER 31, 1996    MARCH 31, 1997
                                                        -----------------    --------------
Additional bank borrowings related to:
  Completed Acquisitions..............................      $ 667,383          $ 231,983
  Completed Dispositions..............................       (104,253)          (104,253)
  New Loan Fees.......................................          2,874              2,874
                                                            ---------          ---------
Total additional bank borrowings......................      $ 566,004          $ 130,604
                                                            =========          =========
Interest expense at 7.5%..............................      $  14,834          $     320
Less: historical interest expense of the stations
  acquired in the Completed Transactions..............         (6,048)                --
                                                            ---------          ---------
Net increase in interest expense......................          8,786                320
Reduction in interest expense resulting from the
  redemption of the Company's 12 1/2% Senior
  Subordinated Notes of $60,000.......................         (7,500)            (1,875)
Interest expense on $70,133 additional bank borrowings
  at 7.5% related to the redemption of the Company's
  12 1/2% Senior Subordinated Notes...................          5,260              1,315
Reduction in interest expense on bank debt related to
  the application of net proceeds of the following:
  February 1996 Offering proceeds of $155,475 for the
     period January 1, 1996 to February 14, 1996 at
     7.5%.............................................         (1,425)                --
  August 1996 Offering proceeds of $23,050 for the
     period January 1, 1996 to August 9, 1996 at
     7.5%.............................................         (1,052)                --
  12 1/4% Preferred Stock proceeds of $96,171 for the
     period January 1, 1996 to February 14, 1996 at
     7.5%.............................................           (902)                --
Interest expense on $200,000 8 3/4% Senior
  Subordinated Notes related to the Offering..........         17,500              4,375
Reduction in interest expense resulting from the
  $194,000 decrease in bank borrowings at 7.5%related
  to the Offering.....................................        (14,550)            (3,638)
                                                            ---------          ---------
Total adjustment for net increase in interest
  expense.............................................      $   6,117          $     497
                                                            =========          =========

(n) Reflects the income tax benefit related to pro forma adjustments. The adjustment to income taxes reflects the application of the estimated effective tax rate on a pro forma basis to income (loss) before income taxes for historical and pro forma adjustment amounts.

(o) Reflects incremental dividends and accretion on preferred stock of subsidiaries as follows:

                                                                                       THREE MONTHS
                                                   DATE OF           YEAR ENDED           ENDED
                                                  ISSUANCE        DECEMBER 31, 1996   MARCH 31, 1997
                                              -----------------   -----------------   --------------
    12 1/4% Preferred Stock.................  February 26, 1996        $ 1,441            $   --
    12% Preferred Stock.....................  January 23, 1997          25,402             1,504
                                                                       -------            ------
    Total dividends and accretion...........                           $26,843            $1,504
                                                                       =======            ======

ADJUSTMENTS TO UNAUDITED PRO FORMA CONDENSED STATEMENTS OF OPERATIONS RELATED TO THE PENDING CHANCELLOR TRANSACTIONS

(4) The detail of the historical financial data of the stations to be acquired in the Pending Chancellor Transactions for the year ended December 31, 1996 the three month period ended March 31, 1997 has been obtained from the historical financial statements of the respective companies and is summarized below:

                                               YEAR ENDED DECEMBER 31, 1996           THREE MONTHS ENDED
                                         -----------------------------------------      MARCH 31, 1997
                                           WBAB-FM                                    ------------------
                                           WBLI-FM      CHANCELLOR                        CHANCELLOR
                                           WGBB-AM        VIACOM        PENDING             VIACOM
                                           WHFM-FM     ACQUISITION     CHANCELLOR        ACQUISITION
                                         HISTORICAL     HISTORICAL    TRANSACTIONS        HISTORICAL
    PENDING CHANCELLOR TRANSACTIONS      1/1-6/30(a)   1/1-12/31(b)    HISTORICAL        1/1-3/31(b)
---------------------------------------  -----------   ------------   ------------    ------------------
Gross revenues.........................      $5,726      $52,063        $57,789            $11,867
Less: agency commissions...............        (619)      (8,533)        (9,152)            (1,960)
                                            -------      -------        -------            -------
Net revenues...........................       5,107       43,530         48,637              9,907
Station operating expenses excluding
  depreciation and amortization........       3,676       20,886         24,562              5,111
Depreciation and amortization..........       2,141        4,286          6,427              1,078
Corporate general and administrative
  expenses.............................       1,024        1,323          2,347                239
                                            -------      -------        -------            -------
Operating income (loss)................      (1,734)      17,035         15,301              3,479
Interest expense.......................          --        6,374          6,374              1,594
                                            -------      -------        -------            -------
Income (loss) before income taxes......      (1,734)      10,661          8,927              1,885
Income tax expense.....................          --        4,422          4,422                788
                                            -------      -------        -------            -------
Net income (loss)......................     $(1,734)     $ 6,239        $ 4,505            $ 1,097
                                            =======      =======        =======            =======
OTHER FINANCIAL DATA:..................
Broadcast Cash Flow....................      $1,431      $22,644        $24,075            $ 4,796

---------------

(a) On July 1, 1996, the Company entered into an agreement to exchange, in the SFX Exchange, WAPE-FM and WFYV-FM in Jacksonville, Florida (which were acquired as part of the Omni Acquisition) (see note 3(e)), and $11,000 in cash for WBAB-FM, WBLI-FM, WGBB-AM, and WHFM-FM in Long Island.

(b) On February 19, 1997, the Company and Evergreen entered into the Viacom Joint Purchase Agreement whereby in the event the Viacom Acquisition occurs prior to the consummation of the Chancellor Merger, the Company will be required to purchase 4 of the 10 Viacom stations in the Chancellor Viacom Acquisition for $480,000 plus working capital ($7,547 at March 31, 1997) and estimated acquisition costs of $13,000 for an aggregate purchase price of $500,547. The stations to be acquired by the Company in the Chancellor Viacom Acquisition include KYSR-FM and KIBB-FM in Los Angeles, WLIT-FM in Chicago and WDRQ-FM in Detroit. On April 14, 1997, the Company entered into an agreement to sell WDRQ-FM in Detroit (to be acquired as part of the Chancellor Viacom Acquisition) for $37,000 in cash; consequently, only the results of operations of the Viacom Stations in Los Angeles and Chicago have been given effect in the Pro Forma Financial Statements.

(5) Reflects the elimination of time brokerage agreement fees received and paid by the Company as follows:

              PENDING CHANCELLOR TRANSACTIONS
                YEAR ENDED DECEMBER 31, 1996                    MARKET      PERIOD     REVENUE   EXPENSE
              -------------------------------                 -----------  ---------   -------   -------
WAPE-FM, WFYV-FM............................................  Jacksonville 7/1-12/31   $(1,963)  $(2,000)
WBAB-FM, WBLI-FM, WGBB-AM, WHFM-FM..........................  Long Island  7/1-12/31       --     (2,000)
                                                                                       -------   -------
Total adjustment for decrease in gross revenues and expenses........................   $(1,963)  $(4,000)
                                                                                       =======   =======

              PENDING CHANCELLOR TRANSACTIONS
             THREE MONTHS ENDED MARCH 31, 1997                  MARKET      PERIOD    REVENUE   EXPENSE
             ---------------------------------                -----------  ---------  -------   -------
WAPE-FM, WFYV-FM............................................  Jacksonville 1/1-3/31   $(1,070)  $  (541)
WBAB-FM, WBLI-FM, WGBB-AM, WHFM-FM..........................  Long Island  1/1-3/31       --     (1,000)
                                                                                      -------   -------
Total adjustment for decrease in gross revenues and expenses........................  $(1,070)  $(1,541)
                                                                                      =======   =======

 (6) Reflects incremental amortization related to the Pending Chancellor Transactions and is based on the allocation of the total consideration as follows:

                                                     YEAR ENDED        THREE MONTHS ENDED
                                                  DECEMBER 31, 1996      MARCH 31, 1997
                                                  -----------------    ------------------
Amortization expense on $461,290 additional
  intangible assets amortized on a straight-line
  basis over a period of 40 years...............       $11,533              $ 2,883
Less: Historical amortization expense...........        (5,730)              (1,357)
                                                       -------              -------
Adjustment for net increase in amortization
  expense.......................................       $ 5,803              $ 1,526
                                                       =======              =======

     Historical depreciation expense, of the Pending Chancellor Transactions, is assumed to approximate depreciation expense on a pro forma basis. Actual depreciation and amortization may differ based upon final purchase price allocations.

 (7) Reflects the elimination of estimated duplicate corporate expenses of $1,807 for the year ended December 31, 1996 and $176 for the three months ended March 31, 1997 related to the Pending Chancellor Transactions.

 (8) Reflects the adjustment to interest expense in connection with the consummation of the Pending Chancellor Transactions and the refinancing of the Company's bank borrowings under the Restated Credit Agreement:

                                                     YEAR ENDED        THREE MONTHS ENDED
                                                  DECEMBER 31, 1996      MARCH 31, 1997
                                                  -----------------    ------------------
Additional bank borrowings related to:
  Pending Acquisitions..........................      $343,247              $343,247
  Pending Dispositions..........................       (37,000)              (37,000)
  Loan Fees.....................................         3,500                 3,500
                                                      --------              --------
Total additional bank borrowings................      $309,747              $309,747
                                                      ========              ========
Interest expense on additional bank borrowings
  at 7.5%.......................................      $ 23,231              $  5,808
Less: historical interest expense of the
  stations being acquired in the Pending
  Chancellor Transactions.......................        (6,374)               (1,594)
                                                      --------              --------
Net increase in interest expense................      $ 16,857              $  4,214
                                                      ========              ========

 (9) Reflects the income tax benefit related to pro forma adjustments. The adjustment to income taxes reflects the application of the estimated effective tax rate on a pro forma basis to income (loss) before income taxes for historical and pro forma adjustment amounts.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
              EXHIBITS

              (c)     Exhibits

                      99.1     Press release dated June 18, 1997.

              Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CHANCELLOR BROADCASTING COMPANY


Date:  June 25, 1997                    By: /s/ JACQUES D. KERREST
                                           -------------------------------------
                                            Jacques D. Kerrest
                                            Senior Vice President and
                                            Chief Financial Officer


                                        CHANCELLOR RADIO BROADCASTING COMPANY


Date:  June 25, 1997                    By: /s/ JACQUES D. KERREST
                                           -------------------------------------
                                            Jacques D. Kerrest
                                            Senior Vice President and
                                            Chief Financial Officer

                               INDEX TO EXHIBITS


EXHIBIT
NUMBER                            DESCRIPTION
-------                           -----------
99.1                  Press release dated June 18, 1997.